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                                                                   Exhibit 10.31

                                                               EXECUTION VERSION

                                     N296SK

                            Chautauqua Airlines, Inc.
                           2500 South High School Road
                           Indianapolis, Indiana 46241

December 20, 2001

Wells Fargo Bank Northwest, National Association
79 South Main Street
Salt Lake City, Utah 84111

Silvermine River Finance Two, Inc.
201 High Ridge Road
Stamford, Connecticut 06927

Re: Participation Agreement [N296SK], dated as of December 20, 2001 (the "Participation Agreement"), among Chautauqua Airlines, Inc. (the "Lessee"), Silvermine River Finance Two, Inc. ("Silvermine") and Wells Fargo Bank Northwest, National Association, as Owner Trustee (the "Owner Trustee"). Capitalized terms used and not defined herein shall be given the meanings assigned in the Participation Agreement.

Dear Madams/Sirs:

The parties hereto agree that this letter shall be an Operative Agreement and that for all purposes of the Participation Agreement and other Operative Agreements, the first paragraph of Section 4.02(e) of the Participation Agreement shall be deemed to be amended by adding at the end thereof:

     "In addition to the foregoing requirements, so long as Silvermine or an Affiliate of GECC (including for avoidance of doubt, Silvermine) is the Owner Participant, (x) during the first five (5) years of the Term, the Lessee shall not enter into any merger with or into or consolidation with, or sell, convey, transfer, lease or otherwise dispose of in one or a series of transactions all or substantially all of its assets to any Person nor shall Wexford Air Holdings, Inc. (the "Wexford Shareholder") sell any of its shares of common stock in the Lessee (collectively, a "Transaction") without the prior written consent of the Lessor, such consent not to be unreasonably withheld, unless: (a) following such Transaction, the Wexford Shareholder is the shareholder owning the greatest number of shares of common stock of the Lessee or other surviving entity; or (b) the acquiring or successor entity in such Transaction is a Certificated Air Carrier with a tangible net worth of not less than $50,000,000 or a Group III air carrier as determined under 14 CFR 241, Section 04 (or, if such determination has not been made, an air carrier with

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     annual operating revenues of $1,000,000,000) or (c) immediately following the Transaction, Lessee receives and retains net proceeds of at least $25,000,000; and (y) clause (2) of the proviso in the immediately preceding sentence shall not apply during the first five (5) years of the Term with respect to any Transaction that otherwise fully satisfies any one of the conditions set forth in subclauses (a), (b) or (c) in clause (x) of this paragraph.

     The agreement stated in this letter is for the sole benefit of Silvermine and its Affiliates and shall terminate if at any time Silvermine or an Affiliate ceases to be the Owner Participant. Each party agrees that it will not disclose the terms of this letter (other than to its accountants, attorneys, agents or consultants), including to potential assignees, except as required by law.

     If you agree with the terms of this letter, please so indicate by executing the letter where indicated below.

                            [SIGNATURE PAGE FOLLOWS]

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Very truly yours,

CHAUTAUQUA AIRLINES, INC.

By:
    ------------------------
    Name:
    Title:

ACCEPTED AND AGREED:

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Owner Trustee

By:
    ------------------------
    Name:
    Title:

SILVERMINE RIVER FINANCE TWO, INC.

By:
    ------------------------
    Name:
    Title:

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NOTE TO EXHIBIT 10.31

The 12 additional Letter Agreements are substantially identical in all material respects to the filed Letter Agreement except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N289SK                                July, 2001                          General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N290SK                                July, 2001                          General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N291SK                                August, 2001                        General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N292SK                                August, 2001                        General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N293SK                                September, 2001                     General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N294SK                                September, 2001                     General Electric Capital Corp.
------------------------------------- ----------------------------------- -----------------------------------
N295SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N297SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N298SK                                October, 2001                       Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N299SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N370SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N371SK                                November, 2001                      Silvermine River Finance Two, Inc.
------------------------------------- ----------------------------------- -----------------------------------

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